UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Route 206 & Province Line Road
Princeton, New Jersey 08543
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (609) 252-4621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)         On May 7, 2024, the shareholders of Bristol-Myers Squibb Company (the “Company”) approved an amendment to Article Thirteenth of the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) at the Annual Meeting of Shareholders (the “Annual Meeting”). As more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2024, the Amendment provides for the elimination or limitation of monetary liability of specified executive officers of the Company for breach of the duty of care. The Amendment was filed with the Secretary of State of the State of Delaware on May 7, 2024, and is attached to this Current Report on Form 8-K as Exhibit 3a and incorporated herein by reference. In addition, the information set forth in Item 4 of Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)         The Company’s Annual Meeting was held on May 7, 2024.
(b)         Shareholders voted on the matters set forth below.

Item 1. The shareholders elected each of the Company’s 10 nominees to serve as directors on the Board of Directors (the “Board”) of the Company until the 2025 Annual Meeting based upon the following votes:

	For	Against	Abstain	Broker Non-Vote
Peter J. Arduini	1,383,602,367	102,481,962	3,638,520	266,572,438
Deepak L. Bhatt, M.D., M.P.H.	1,476,515,465	9,708,358	3,499,026	266,572,438
Christopher S. Boerner, Ph.D.	1,384,853,031	94,529,721	10,340,097	266,572,438
Julia A. Haller, M.D.	1,476,206,049	10,127,433	3,389,367	266,572,438
Manuel Hidalgo Medina, M.D., Ph.D.	1,476,575,465	9,619,439	3,527,945	266,572,438
Paula A. Price	1,454,211,368	32,151,447	3,360,034	266,572,438
Derica W. Rice	1,434,633,116	51,626,067	3,463,666	266,572,438
Theodore R. Samuels	1,424,280,995	61,627,002	3,814,852	266,572,438
Karen H. Vousden, Ph.D.	1,453,794,945	32,477,142	3,450,762	266,572,438
Phyllis R. Yale	1,466,891,645	19,409,908	3,421,296	266,572,438

Item 2. The management proposal on the advisory vote to approve the compensation of our named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,398,917,461	82,961,647	7,843,741	266,572,438

Item 3. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2024 was ratified based upon the following votes:

For	Against	Abstain
1,706,412,572	45,388,759	4,493,956

Item 4. The management proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the elimination or limitation of monetary liability of specified executive officers of the Company for breach of the duty of care was approved by a majority of the outstanding shares (the required voting standard for this proposal) based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,256,661,971	227,187,844	5,873,034	266,572,438

Item 5. The shareholder proposal on the adoption of a Board policy that the Chairperson of the Board be an independent director was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
472,322,369	1,011,335,836	6,064,644	266,572,438

Item 6.  The shareholder proposal on Executive Retention of Significant Stock was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
573,933,418	908,578,794	7,210,637	266,572,438

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
3a	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, effective as of May 7, 2024.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 9, 2024	By:	/s/ Amy Fallone
	Name:	Amy Fallone
	Title:	Corporate Secretary